SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 22, 2003

DIEBOLD, INCORPORATED
(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio	44720-8077

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(330) 490-4000

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)  Exhibits

Exhibit No.	Exhibit Description

99.1	News Release of Diebold, Incorporated dated October 22, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On October 22, 2003, Diebold, Incorporated issued a news release describing its results for the third quarter of 2003, expectations for the full year 2003 and the outlook for 2004. The news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIEBOLD, INCORPORATED

Date: October 22, 2003	By:	/s/Gregory T. Geswein Gregory T. Geswein Senior Vice President and Chief Financial Officer (Principal Financial Officer)

DIEBOLD, INCORPORATED
FORM 8-K

INDEX TO EXHIBITS

EXHIBIT NO.

99.1	News Release of Diebold, Incorporated dated October 22, 2003

3